Statements of Changes in Net Assets Available for Benefits (Modified Cash Basis) - EBP 002 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Investment income:
Interest and dividends	$ 8,205,882	$ 4,996,748
Net appreciation in fair value of investments	18,075,024	19,575,289
Investment income:	26,280,906	24,572,037
Interest income on notes receivable from participants	42,279	29,226
Contributions:
Participants	5,191,774	4,842,522
Employer	1,921,167	1,982,469
Rollovers	29,179	334,257
Contributions:	7,142,120	7,159,248
Total additions	33,465,305	31,760,511
DEDUCTIONS:
Benefit payments	11,775,410	14,429,939
Administrative and other fees	180,670	164,517
Total deductions	11,956,080	14,594,456
NET INCREASE IN NET ASSETS AVAILABLE FOR BENEFITS	21,509,225	17,166,055
Net assets available for benefits	$ 204,753,782	$ 183,244,557	$ 166,078,502